UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

Alpha Pro Tech, Ltd.
(Exact name of registrant as specified in its charter)

Delaware, U.S.A.	001-15725	63-1009183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Wellington Street East
Aurora, Ontario, Canada	L4G 1H6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 479-0654

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	APT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01          Changes in Registrant’s Certifying Accountant.

(a)          Dismissal of Independent Registered Public Accounting Firm

On September 14, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Alpha Pro Tech, Ltd. (the “Company”) dismissed Tanner LLP (“Tanner”) as the Company’s independent registered public accounting firm, effective immediately. Tanner’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through September 14, 2026, there were no (i) “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions thereto, between the Company and Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Tanner’s satisfaction, would have caused Tanner to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years, or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company provided Tanner with a copy of the above disclosures and requested that Tanner furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. Attached hereto as Exhibit 16.1 is a copy of Tanner’s letter, dated September 16, 2026, stating that it is in agreement with the statements above.

(b)          Engagement of Independent Registered Public Accounting Firm

On September 14, 2026, the Audit Committee approved the engagement of MNP LLP (“MNP”), effective immediately, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

During the fiscal years ended December 31, 2024 and December 31, 2025 and the subsequent interim period through September 14, 2026, neither the Company nor anyone on its behalf consulted with MNP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MNP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit Number	Exhibit

	16.1	Letter from Tanner LLP to the Securities and Exchange Commission dated September 16, 2026

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA PRO TECH, LTD.

Date: September 16, 2026	By:	/s/ Colleen McDonald
Colleen McDonald
Chief Financial Officer